UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): January 4, 2007
WHITE ELECTRONIC DESIGNS CORPORATION
(Exact Name of Registrant as Specified in Charter)

Indiana	1-4817	35-0905052

(State or Other Jurisdiction of	(Commission	(IRS Employer
Incorporation)	File Number)	Identification No.)

3601 E. University Drive, Phoenix, Arizona		85034

(Address of Principal Executive Offices)		(Zip Code)
(602) 437-1520
(Registrant’s telephone number, including area code)
Not applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 4.01 Changes In Registrant’s Certifying Accountant.
Previous Independent Registered Public Accounting Firm
     On January 4, 2007, the Audit Committee (the “Audit Committee”) of the Board of Directors of White Electronic Designs Corporation (the “Company”) dismissed PricewaterhouseCoopers LLP (“PWC”). PWC’s dismissal was effective as of January 4, 2007.
     During the fiscal years ended October 1, 2005 and September 30, 2006 and through January 4, 2007:
•	PWC’s reports on the financial statements of the Company as of and for the years ended October 1, 2005 and September 30, 2006, did not contain any adverse opinion or disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principle.

•	The Company did not have any disagreements with PWC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to PWC’s satisfaction, would have caused PWC to make a reference to the subject matter of the disagreements in connection with its reports on the financial statements of the Company for such years.

•	There were no reportable events as set forth in Item 304(a)(1)(v) of Regulation S-K.
     The Company provided PWC with a copy of the disclosure contained in this Current Report on Form 8-K prior to the date of filing and requested that PWC furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements by the Company concerning PWC herein. A copy of such letter provided by PWC is filed as Exhibit 16.1 to this Current Report on Form 8-K.
New Independent Registered Public Accounting Firm
     Grant Thornton LLP (“Grant Thornton”) has been selected and appointed by the Audit Committee to replace PWC as the new independent registered public accounting firm for the Company. The appointment of Grant Thornton was effective as of January 4, 2007.
     During the fiscal years ended October 1, 2005 and September 30, 2006 and through January 4, 2007, neither the Company nor anyone associated with the Company consulted with Grant Thornton regarding any of the matters set forth in Items 304(a)(2)(i) and 304(a)(2)(ii) of Regulation S-K.
Item 9.01 Financial Statements and Exhibits
(d)      Exhibits

Exhibit Number	Description

16.1	Letter from PricewaterhouseCoopers LLP to the Securities and Exchange Commission

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WHITE ELECTRONIC DESIGNS CORPORATION
Date: January 10, 2007	By:	/s/ Hamid R. Shokrgozar
Hamid R. Shokrgozar
Chairman, President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

16.1	Letter from PricewaterhouseCoopers LLP to the Securities and Exchange Commission